EXHIBIT 99.1

AMC Diligence, LLC (“AMC”) Due Diligence Executive Summary

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC” or “SitusAMC”) performed the due diligence services described below (the “Review”) on residential Loans (as defined in (2) below) originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) on a flow or mini-bulk basis by VMC Asset Pooler, LLC, or its affiliates (the “Client”) through mortgage loan files reviewed on behalf of such parties or with results conveyed from another party to the Client via reliance letter. The Review, which includes reliance letter Loans the time of an initial review performed for such party, was conducted from September 2025 through July 2026 on Loans with origination dates from August 2024 through June 2026 via files imaged and provided by the Client for review. The Review includes Loans that were reviewed both (i) directly for an affiliate of the Client and (ii) for correspondents with results conveyed to an affiliate of the Client by a reliance letter.

(2) Sample size of the assets reviewed.

The final population of the Review contained six hundred six (606) Loans totaling an aggregate original principal balance of approximately $248.799 million (the “Loans”).

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), S&P Global Ratings (“S&P”) and DBRS, Inc. (“DBRS”).

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	Coborrower Qualifying FICO	Occupancy
Amortization Term	Contract Sales Price	Original As-Is LTV
Amortization Type	Escrow Account	Original CLTV
Appraisal As-Is Value	First Payment Date	Original HLTV
Appraisal Date	Guarantor 1 First Name	Original Interest Rate
Appraisal Effective Date	Guarantor 1 Last Name	Original Interest Rate Period
Appraised Value	Guarantor 2 First Name	Original Loan Amount
As-Is Value Used For LTV Calculation	Guarantor 2 Last Name	Original LTV
Balloon Flag	Hazard Insurance Monthly Premium	Original P&I
Blanket Mortgage?	Index Type	Original PITIA
Borrower Citizenship	Interest Only	Original Term
Borrower Current City	Interest Only Period	Origination Channel
Borrower Current State	Interest Rate Life Cap	PITIA Reserves Months
Borrower Current Street	Interest Rate Life Floor	PMI Company
Borrower Current Zip	Investor: Qualifying Total Debt Ratio	Prepayment Penalty
Borrower EIN	Last Property Transfer Date	Prepayment Penalty Period (months)
Borrower First Name	Lien Position	Prepayment Terms
Borrower FTHB	Loan Property Count	Product Description
Borrower Last Name	Loan to Cost (LTC)	Property Type
Borrower Qualifying FICO	LTV Valuation Value	Purpose
Borrower SSN	Margin	Refi Purpose
Cash From Borrower	Maturity Date	Representative FICO

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Cash To Borrower	MERS Min Number	State
City	Monthly Taxes	Street
Coborrower Citizenship	Mortgage Type	Subject Debt Service Coverage Ratio
Coborrower First Name	Neg Am	Zip
Coborrower Last Name	Note Date

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements: review and methodology.

There were ninety-seven (97) Loans that were considered Business Purpose/Property Focused Investor Loans. Five hundred nine (509) Loans were Property Focused Loans with DSCR calculation.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields and verifying that the handwritten Primary Residence address differs from the subject property address and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Gathering the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, AMC sums per the guidelines the principal and interest payment as well as the tax, insurance and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

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Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (viii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

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(8) Other: review and methodology.

TITLE REVIEW

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency, or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce, or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy, and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E, DBRS and S&P.

OVERALL REVIEW RESULTS SUMMARY

Of the six hundred six (606) Loans reviewed under the applicable grading criteria, all six hundred six (606) Loans received an overall “A” or “B” grade.

S&P Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	557	91.91%
B	49	8.09%
C	0	0.00%
D	0	0.00%
Total	606	100.00%

DBRS Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	560	92.41%
B	46	7.59%
C	0	0.00%
D	0	0.00%
Total	606	100.00%

CREDIT RESULTS SUMMARY

All six hundred six (606) Loans reviewed under the applicable grading criteria, received an “A” or “B” credit grade.

S&P & DBRS Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	560	92.41%
B	46	7.59%
C	0	0.00%
D	0	0.00%
Total	606	100.00%

Credit Loan Grades

PROPERTY/VALUATION RESULTS SUMMARY

All six hundred six (606) Loans reviewed under the applicable grading criteria, received an “A” or “B” property grade.

S&P Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	602	99.34%
B	4	0.66%
C	0	0.00%
D	0	0.00%
Total	606	100.00%

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DBRS Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	606	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	606	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One Loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall loan grade of “B”).

Exception Type	S&P Final Exception Rating	Exception Category	Total
Credit	B	Guideline	31
		Missing Document	8
		Asset	5
		Borrower and Mortgage Eligibility	5
		Credit	3
		Hazard Insurance	1
		Insurance	1
		Loan Package Documentation	1
		Total Credit Grade (B) Exceptions:	55
Total Credit Exceptions:			55
Property	B	Appraisal Reconciliation	4
		Total Property Grade (B) Exceptions:	4
Total Property Exceptions:			4
Grand Total:			59

Exception Type	DBRS Final Exception Rating	Exception Category	Total
Credit	B	Guideline	31
		Missing Document	8
		Asset	5
		Borrower and Mortgage Eligibility	5
		Credit	3
		Hazard Insurance	1
		Insurance	1
		Loan Package Documentation	1
		Total Credit Grade (B) Exceptions:	55
Total Credit Exceptions:			55
Total Property Exceptions:			0
Grand Total:			55

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the six hundred six (606) Loans reviewed, three hundred forty-six (346) unique Loans had six hundred sixty-two (662) different tape discrepancies across forty-eight (48) data fields (some Loans had more than one data delta). The largest variances were found on Borrower Last Name, As-Is Value Used For LTV Calculation and Contract Sales Price, where the data tape information did not coincide with the documentation type found in the loan file.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	3	565	0.53%	606
Amortization Term	2	38	5.26%	606
Amortization Type	0	512	0.00%	606
Appraisal As-Is Value	2	7	28.57%	606
Appraisal Date	2	2	100.00%	606
Appraisal Effective Date	1	8	12.50%	606
Appraised Value	2	52	3.85%	606
As-Is Value Used For LTV Calculation	107	430	24.88%	606
Balloon Flag	0	2	0.00%	606
Blanket Mortgage?	0	2	0.00%	606
Borrower Citizenship	2	16	12.50%	606
Borrower Current City	7	41	17.07%	606
Borrower Current State	4	41	9.76%	606
Borrower Current Street	13	41	31.71%	606
Borrower Current Zip	10	41	24.39%	606
Borrower EIN	2	2	100.00%	606
Borrower First Name	22	109	20.18%	606
Borrower FTHB	1	4	25.00%	606
Borrower Last Name	154	597	25.80%	606
Borrower Qualifying FICO	2	10	20.00%	606
Borrower SSN	0	4	0.00%	606
Cash From Borrower	1	5	20.00%	606
Cash To Borrower	4	4	100.00%	606
City	2	606	0.33%	606
Coborrower Citizenship	0	1	0.00%	606
Coborrower First Name	11	18	61.11%	606
Coborrower Last Name	10	18	55.56%	606
Coborrower Qualifying FICO	1	3	33.33%	606
Contract Sales Price	50	506	9.88%	606
Escrow Account	0	2	0.00%	606
First Payment Date	2	97	2.06%	606
Guarantor 1 First Name	0	4	0.00%	606

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Guarantor 1 Last Name	0	4	0.00%	606
Guarantor 2 First Name	0	3	0.00%	606
Guarantor 2 Last Name	0	3	0.00%	606
Hazard Insurance Monthly Premium	0	2	0.00%	606
Index Type	0	1	0.00%	606
Interest Only	0	541	0.00%	606
Interest Only Period	0	13	0.00%	606
Interest Rate Life Cap	0	2	0.00%	606
Interest Rate Life Floor	0	1	0.00%	606
Investor: Qualifying Total Debt Ratio	2	8	25.00%	606
Last Property Transfer Date	2	2	100.00%	606
Lien Position	0	78	0.00%	606
Loan Property Count	2	2	100.00%	606
Loan to Cost (LTC)	0	1	0.00%	606
LTV Valuation Value	15	115	13.04%	606
Margin	0	2	0.00%	606
Maturity Date	1	110	0.91%	606
MERS Min Number	26	64	40.63%	606
Monthly Taxes	0	2	0.00%	606
Mortgage Type	25	41	60.98%	606
Neg Am	0	2	0.00%	606
Note Date	28	502	5.58%	606
Occupancy	0	580	0.00%	606
Original As-Is LTV	0	20	0.00%	606
Original CLTV	3	120	2.50%	606
Original HLTV	3	5	60.00%	606
Original Interest Rate	2	547	0.37%	606
Original Interest Rate Period	0	2	0.00%	606
Original Loan Amount	0	606	0.00%	606
Original LTV	3	120	2.50%	606
Original P&I	4	506	0.79%	606
Original PITIA	4	6	66.67%	606
Original Term	1	518	0.19%	606
Origination Channel	0	42	0.00%	606
PITIA Reserves Months	2	2	100.00%	606
PMI Company	0	1	0.00%	606
Prepayment Penalty	0	1	0.00%	606
Prepayment Penalty Period (months)	0	37	0.00%	606
Prepayment Terms	0	6	0.00%	606
Product Description	41	46	89.13%	606
Property Type	18	192	9.38%	606
Purpose	0	606	0.00%	606
Refi Purpose	0	5	0.00%	606
Representative FICO	8	217	3.69%	606
State	1	606	0.17%	606
Street	14	606	2.31%	606
Subject Debt Service Coverage Ratio	36	215	16.74%	606
Zip	4	603	0.66%	606
Total	662	11,502	5.76%	606

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SitusAMC TITLE REVIEW SUMMARY (2 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on two (2) Loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

1.	There are no potential issues concerning origination deed vesting.
1.	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
2.	No unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
3.	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
4.	All Prior Liens identified in our review have been resolved.
5.	All Prior Mortgages identified in our review have been resolved.
6.	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	601	99.17%	$246,305,597.00	99.00%
Adjustable	5	0.83%	$2,493,799.00	1.00%
Total	606	100.00%	$248,799,396.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	606	100.00%	$248,799,396.00	100.00%
Total	606	100.00%	$248,799,396.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	294	48.51%	$119,467,763.00	48.02%
First Time Home Purchase	11	1.82%	$3,988,998.00	1.60%
Other-than-first-time Home Purchase	222	36.63%	$94,724,660.00	38.07%
Rate/Term Refinance - Borrower Initiated	79	13.04%	$30,617,975.00	12.31%
Total	606	100.00%	$248,799,396.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	605	99.83%	$248,508,896.00	99.88%
361+ Months	1	0.17%	$290,500.00	0.12%
Total	606	100.00%	$248,799,396.00	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	314	51.82%	$123,296,310.00	49.56%
Condo, Low Rise	36	5.94%	$9,438,107.00	3.79%
Condo, High Rise	19	3.14%	$8,367,075.00	3.36%
PUD	107	17.66%	$41,663,130.00	16.75%
1 Family Attached	9	1.49%	$2,516,500.00	1.01%
2 Family	68	11.22%	$29,550,999.00	11.88%
3 Family	16	2.64%	$8,434,535.00	3.39%
4 Family	19	3.14%	$10,165,100.00	4.09%
5-10 Unit Multi-Family	14	2.31%	$10,890,540.00	4.38%
Unavailable	4	0.66%	$4,477,100.00	1.80%
Total	606	100.00%	$248,799,396.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	606	100.00%	$248,799,396.00	100.00%
Total	606	100.00%	$248,799,396.00	100.00%

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